UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2025

_________________________

F&M Bank Corp.
(Exact name of registrant as specified in its charter)

Virginia	000-13273	54-1280811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 1111

Timberville, Virginia 22853

(540) 896-8941

(Address including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On January 23, 2025 (the “Notice Date”), F & M Bank Corp. (the “Company”) notified Yount, Hyde & Barbour, P.C. (“YHB”) of its dismissal as the Company’s independent registered public accounting firm effective as of the date YHB completes its audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2024. The decision to dismiss YHB was approved by the Audit Committee of the Company’s Board of Directors. The dismissal was not related to any disagreement with YHB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The audit reports of YHB on the consolidated financial statements of the Company for each of the past two fiscal years ended December 31, 2023 and December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2024 and December 31, 2023 and the subsequent interim period from January 1, 2025 through the Notice Date: (i) there were no disagreements with YHB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to YHB’s satisfaction, would have caused YHB to make reference to the subject matter of the disagreement in connection with its reports, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Securities and Exchange Commission (“SEC”) Regulation S-K.

Before filing this Current Report on Form 8-K with the SEC, the Company provided YHB with a copy of the disclosures contained in this Item 4.01(a) and requested that YHB issue a letter, addressed to the SEC, stating whether YHB agrees with the statements contained in this Item 4.01(a). A copy of YHB’s letter dated January 28, 2025, addressed to the SEC, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On the Notice Date, the Company notified Elliott Davis, PLLC (“Elliott Davis”) that it had been selected to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The selection of Elliott Davis was approved by the Audit Committee of the Company’s Board of Directors. The engagement of Elliott Davis is subject to their client acceptance procedures.

During the Company’s two most recent fiscal years ended December 31, 2024 and December 31, 2023 and the subsequent interim period from January 1, 2025 through the Notice Date, neither the Company nor anyone on its behalf consulted with Elliott Davis regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Elliott Davis concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in SEC Regulation S-K Item 304(a)(1)(iv)) or a “reportable event” (as defined in SEC Regulation S-K Item 304(a)(1)(v)).

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 23, 2025, the Board of Directors of the Company amended and restated the Company’s Bylaws (as so amended, the “Bylaws”), effective immediately. The following is a summary of the amendments, which is qualified in its entirety by reference to the full text of the Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

•	Article I, Section 1.5 (formerly Section 1.4). The amendments add a provision that requires shareholders directly or indirectly soliciting proxies from other shareholders to use a proxy card color other than white, with the white proxy card being reserved for exclusive use by the Board of Directors.

•	Article I, Section 1.7. The amendments consolidate the provisions regarding notice of shareholder business and director nominations (formerly found in Article II, Section 2.5) into Article I, Section 1.7. The amendments update certain procedural mechanics and disclosure requirements for shareholder nominations of directors and submissions of proposals for other business made in connection with meetings of shareholders, including adding new provisions to address requirements related to the use of universal proxy cards adopted by the SEC under Rule 14a-19 under the Securities Exchange Act of 1934, as amended, including to address the effect of noncompliance with Rule 14a-19. Under the amendments, a shareholder’s notice of intent to bring business or a director nomination before an annual meeting must be submitted not less than 90 nor more than 135 days prior to the date of the scheduled annual meeting. Under the prior Bylaws, shareholders were required to submit such notice not less than 60 nor more than 90 days prior to the annual meeting.

•	Article IV, Sections 4.1, 4.2, 4.5, and 4.6. The amendments update Article IV to provide for uncertificated shares of the Company’s capital stock.

•	Article V, Section 5.2. The amendments specify that the fiscal year of the Company shall begin on the 1st day of January and end of the 31st day of December, in conformity with the Company’s past and current practice.

The amendments also include other technical, clarifying, and modernizing revisions.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of F & M Bank Corp., effective as of January 23, 2025
16.1	Letter of Yount, Hyde & Barbour, P.C., dated January 28, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F & M Bank Corp.

	By:	/s/ Lisa F. Campbell
Lisa F. Campbell Executive Vice President and Chief Financial Officer

Date: January 28, 2025

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